SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

February 1, 2008

To the Stockholders of China Security & Surveillance Technology, Inc.:

Notice is hereby given that a Special Meeting of Stockholders (the “Meeting”) of China Security & Surveillance Technology, Inc., a Delaware corporation (the “Company”), will be held on Monday, February 1, 2008 at 10:00 a.m., local time, at China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower Shennan Road, Futian District, Shenzhen, 518034, People's Republic of China for the following purposes:

1.

To approve the Amended and Restated 2007 Equity Incentive Plan (the “2007 Plan”);

2.

To approve an amendment to the certificate of  incorporation of the Company to increase the Company's authorized common stock from 100,000,000 shares to 290,000,000 shares;

3.

To approve an amendment to the certificate of incorporation of the Company to authorize the Board to issue up to 10,000,000 shares of preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware; and

4.

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on December 24, 2007 are entitled to notice and to vote at the Meeting and any adjournment.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice.

It is important that your shares are represented at the Meeting.  We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card or casting your vote via the internet as directed either in instructions of our Transfer Agent, American Stock Transfer & Trust Company (the “Transfer Agent”) or on the proxy card included with this Proxy Statement.  You do not need to affix postage to the enclosed reply envelope if you mail it within the United States.  If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us, or notify us of your intentions via the internet as directed on the proxy card.  This will assist us with meeting preparations.  If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership.  This will enable you to gain admission to the Meeting.

By Order of the Board of Directors,

/s/  Lingfeng Xiong

Secretary

December 31, 2007

2

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
13/F, Shenzhen Special Zone Press Tower Shennan Road

Futian District, Shenzhen, 518034

People's Republic of China

__________

PROXY STATEMENT
__________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Security & Surveillance Technology, Inc., a Delaware corporation (the “Company,” “CSST” or “we”), for a Special Meeting of Stockholders (the “Meeting”).  The Meeting is to be held at 10:00 a.m., local time, on Monday, February 1, 2008, and at any adjournment or adjournments thereof, at 13/F, Shenzhen Special Zone Press Tower Shennan Road, Futian District, Shenzhen, 518034, People's Republic of China.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is January 3, 2008.

The purposes of the Meeting are to seek shareholder approval of three proposals: (i) ratifying the Company's Amended and Restated 2007 Equity Incentive Plan (the “2007 Plan”), (ii) approving an amendment to the certificate of incorporation of the Company that increases the authorized number of common stock from 100,000,000 shares to 290,000,000 shares, and (iii) approving an amendment to the certificate of incorporation of the Company to authorize the Board to issue up to 10,000,000 shares of preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

Who May Vote

Only stockholders of record of our common stock, $0.0001 par value (the “Common Stock”), as of the close of business on December 24, 2007 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, during office hours, at the executive offices of the Company at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, 518034, People's Republic of China, by contacting the Secretary of the Company.

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum.  Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting.  A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the date of this Proxy Statement, we had issued and outstanding 42,391,866 shares of Common Stock.  Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting.  No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by one of the following methods:

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Completing and signing the proxy card and mailing it in the enclosed postage-paid envelope; or

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Voting on the internet.  Please follow the instructions that are either included with the proxy materials provided by the Transfer Agent (you may obtain copies of such information by contacting the Transfer Agent at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Telephone: 718.921.8210, www.amstock.com) or on the proxy card.

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR ratification of the 2007 Plan, FOR the approval of the amendment to the Company's certificate of incorporation increasing the Company's authorized shares of common stock from 100,000,000 to 290,000,000 and FOR approval of the amendment to the Company's certificate of incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock. In addition, if other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters.  Proposal 1 (ratification of the 2007 Plan), Proposal 2 (increase in authorized shares) and. Proposal 3 (authorization of preferred stock) each require the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter.  Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted.  Mere attendance at the meeting will not revoke a proxy.  Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement, or by your attendance and voting in person at the Meeting. In addition, you may revoke your via the Transfer Agent's website at www.amstock.com; please contact the Transfer Agent at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Telephone: 718.921.8210, www.amstock.com for instructions). Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone.  The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Proxy Statement for the Meeting will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address.  A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of this Proxy Statement or any future annual reports or proxy statements, contact the Manager, Investor Relations at China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, 518034, People's Republic of China; Telephone number 011 (86-755) 83510888, extension 5611, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company's officers or directors have any interest in any of the matters to be acted upon.

Officers and Directors

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Guoshen Tu.  Mr. Tu has been our Chief Executive Officer and a director since September 2005.  From 1994 to 1996, Mr. Tu was the Chief Executive Officer of Jiangxi Golden Motuo Che Zhizhao Co. Ltd. From 1996 to 2004, Mr. Tu was the Chief Executive Officer of Jiangxi Golden Group Limited. From 2004 to 2005, Mr. Tu was the Chief Executive Officer of Golden Group Corporation (Shenzhen) Limited. Mr. Tu received an EMBA from Beijing University.

Terence Yap.  Mr. Yap has served as our Chief Financial Officer since January 2007, our Vice President since May 2006 and our director since March 2006.  Mr. Yap was the President, CEO and a director of Digital Network Alliance International, Inc., a Delaware company which is engaged in the business of providing satellite Internet connections to customers in the Asia Pacific region, including Hong Kong, Singapore, Indonesia, Bangladesh, Pakistan and Mongolia, and the business of providing managed broadband services to commercial office buildings and apartment buildings in Singapore and Hong Kong.  Digital Network Alliance International, Inc., is a reporting company with the U.S. Securities and Exchange Commission.  Mr. Yap has been affiliated with Digital Network Alliance International, Inc. and its affiliated entities since January 2002.  From April 2000 to December 2002, he was the Director of Business Development for Skyhub Asia Co., Ltd., where he was responsible for the development of partnerships and alliances with various partners in Hong Kong and within the region.  Skyhub Asia's main line of business was the provision of satellite services within the Asia Pacific region.  From June, 1999 to April, 2000, he served as the Business Development Manager of MCI WorldCom Asia Pacific, Ltd., where he was part of the business development team in the Asia Pacific region and was involved in mergers and acquisitions of licensed telecommunications companies, building of physical points of presence and negotiations with incumbent telecommunications operators.  MCI WorldCom's main line of business was the provision of global data communication services.  From June 1998 to June 1999, he served as the distribution manager for Tele Media International H.K. Ltd (“TMI”), where he was responsible for distribution and sale of the company's products and services within various countries in the Asia Pacific region.  TMI's main line of business was the provision of data communication services within Europe and the Asia Pacific region.  From January 1996 to June 1998, he was employed by Hutchison Corporate Access (HK) Ltd. and Hutchison Corporate Access Pte. Ltd (HCA), first as a senior market development executive and later as a business development manager.  HCA's main line of business is the provision of satellite data network services within the Asia Pacific region.  From June 1995 to January 1996, he was employed by Pacific Century Corporate Access Pte. Ltd. (“PCCA”) as a project engineer.  PCCA's main line of business was the provision of satellite data networking services in the Asia Pacific region.

Shufang Yang. Mr. Yang has served as our Chief Operating Officer since August 17, 2006. He was our director from August 2006 to July 2007.  Mr. Yang worked for Zhejiang Yin Cheng Electronic Ltd. as the general manager from July 1998 to April 2001 and has served as the President and CEO of Chengfeng since April 2001.  Mr. Yang has extensive experience in the security and surveillance industry and received an EMBA from China Europe International Business School.

Jianguo Jiang. Mr. Jiang has served as our Vice President since August 2006.  He was our director from January 2006 until October 2007  From 1999 to 2003, Mr. Jiang worked for Shenzhen Shi Xun Tong Electronics Ltd as a general manager.  He was responsible for supervising daily operations and marketing activities.  From 2003 to 2005, Mr. Jiang served as the president in Yuan Da Wei Shi Technology Limited.  He is responsible for strategic decision-making and market expansion of our Company.

Lingfeng Xiong.  Mr. Xiong has been our Vice President since September 2005.  He was our director from September 2005 to October 2007.  He has served as the Vice President of Golden since 2001.  He supervises many aspects of our Company and our products.

Runsen Li. Mr. Li has held the position of vice president of the Chinese Police Association, an organization that serves as a liaison with the police and public community as well as foreign law enforcement agencies since 2005. It also conducts formal law enforcement training and education in China as well as overseas.  Since 1996, Mr. Li has held the position of Head of the Commission of Science and Technology of the Ministry of Public Security of the People's Republic of China.  Since 1998, Mr. Li has worked as a group leader and chief technical advisor for China's Golden Shield Project, a communication network and computer information system operated by the Ministry of Public Security of the People's Republic of China. Mr. Li brings to the Company over 40 years of experience in the security and surveillance industry having served in several high level positions within China's Ministry of Public Security. Mr. Li graduated from Soviet Leningrad Electric and Industry College in 1963, with a degree in Wireless Engineering. From 1981 to 1983, Mr. Li was a visiting scholar at University of Cincinnati.

Peter Mak.  Mr. Mak became the Company's director on October 25, 2007 and is currently the Managing Director of Venfund Investment, a China-focused private equity investment and financial advisory firm incorporated in Shenzhen, China which he co-founded in late 2001. Mr. Mak has served as the CFO of New Dragon Asia Corporation since 2004. Prior to that, Mr. Mak spent 17 years at Arthur Andersen Worldwide where he was a firm partner and served as the managing partner of Arthur Andersen Southern China in his last position with the firm. Mr. Mak serves as an independent non-executive director and audit committee chairman of Trina Solar Limited, China GrenTech Corp., Dragon Pharmaceutical Inc. and Network CN Inc., all of which are companies listed in the U.S.

Robert Shiver.  Mr. Shiver became the Company's director on October 25, 2007 and has over thirty years of experience in the security and communications solutions field. Mr. Shiver currently serves as a Managing Director of TC Energy Holdings LLC, a private company dedicated to providing state-of-the-art energy and security services to industrial, commercial and residential clients. He also serves as Chairman and CEO of Aerwav Holdings, Inc., a holding company organized to purchase companies in the global security and wireless industries. From 2003-2006, Mr. Shiver served as Chairman and CEO of Aerwav Integration Services, Inc., a critical communications service provider specializing in web-based integrated security and communications solutions for commercial clients. From 1997-2002, he served as Chairman, President and CEO of Securicor Wireless Holdings (formerly Intek Global Corp.), a wholly-owned subsidiary of U.K.-based Securicor, that provides spectrum-efficient wireless technology, products and services to the global communications marketplace.

Board Composition and Meetings of the Board of Directors

Our board of the directors is currently composed of five members: Goshen Tu, Terence Yap,  Runsen Li, Peter Mak and Robert Shiver.  All board action requires the approval of a majority of the directors in attendance at a meeting at which a quorum is present.  During 2006, our Board met more than ten times and acted by unanimous written consent more than ten times.

Committees and Audit Committee Financial Expert

Committees and Meetings

Our Board currently has three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees.

Each of our three standing committees were formed on October 25, 2007, and therefore no meetings of the committees took place during the fiscal year ended December 31, 2006. To date, the Audit Committee has met once.

Audit Committee

Our audit committee consists of Runsen Li, Peter Mak and Robert Shiver, each of whom is “independent” as defined by the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Mr. Mak serves as our audit committee financial expert as that term is defined by the applicable SEC rules. The audit committee is responsible for, among other things:

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selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

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reviewing with our independent auditors any audit problems or difficulties and management's response;

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reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-B under the Securities Act of 1933, as amended;

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discussing the annual audited financial statements with management and our independent auditors;

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reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

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annually reviewing and reassessing the adequacy of our audit committee charter;

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such other matters that are specifically delegated to our audit committee by our board of directors from time to time;

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meeting separately and periodically with management and our internal and independent auditors; and

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reporting regularly to the full board of directors.

Compensation Committee

Our compensation committee consists of Runsen Li, Peter Mak and Robert Shiver, each of whom is “independent” as defined by the applicable rules and regulations of the SEC and NYSE. Our compensation committee assists the board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated. The compensation committee is responsible for, among other things:

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approving and overseeing the compensation package for our executive officers;

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reviewing and making recommendations to the board with respect to the compensation of our directors;

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reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

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reviewing periodically and making recommendations to the board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

The Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

Nominating and Governance Committee

Our nominating and governance committee consists of Runsen Li, Peter Mak and Robert Shiver, each of whom is “independent” as defined by the applicable rules and regulations of the SEC and NYSE. The nominating and governance committee assists the board of directors in identifying individuals qualified to become our directors and in determining the composition of the board and its committees. The nominating and governance committee is responsible for, among other things:

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identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;

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reviewing annually with the board the current composition of the board in light of the characteristics of independence, age, skills, experience and availability of service to us;

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identifying and recommending to the board the directors to serve as members of the board's committees; and

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monitoring compliance with our code of business conduct and ethics.

Independent Directors

As of December 31, 2006, no member of our Board of Directors was qualified as an “independent director” as defined by the NYSE listing standards.

On July 24, 2007, the Board of Directors elected Runsen Li as a director of the Company to fill a vacancy on the Board. Mr. Li's appointment became effective on August 1, 2007.  On October 25, 2007, the Board of Directors elected Peter Mak and Robert Shiver as directors of the Company to fill existing vacancies on the Board.  Each of Messrs. Li, Mak and Shiver serve on the Board of Directors as an “independent director” as defined by the NYSE listing standards.

Policy Regarding Board Attendance

Our directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting.  Our directors are expected to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Family Relationships

There are no family relationships among our directors or officers.

Code of Business Conduct and Ethics

On October 25, 2007, the Board amended and restated its current code of ethics (the "Code of Ethics") so that it conforms to the rules and regulations of the NYSE. The Code of Ethics applies to all of the Company's directors, officers and employees, including its principal executive officer, principal financial officer, and principal accounting officer. The Code of Ethics will serve as the Company's "code of ethics" (as defined in Item 406(b) of Regulation S-K).

The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, confidentiality, and reporting of violations of the code.  We are in the process of making our Code of Conduct available on our website, which is located at www.csst.com.  Once it is available on our website, any amendments or waivers to the Code of Conduct will be posted on our website within four business days of such amendment or waiver.  Until such time, however, any amendments or waivers to our Code of Conduct will be filed with the SEC in a Current Report on Form 8-K.

Compensation Discussion and Analysis

Background and Compensation Philosophy

We are a holding company that owns two direct subsidiaries, China Safetech Holdings Limited (“Safetech”) and China Security & Surveillance Technology (PRC) Inc.  Safetech is a holding company that owns Golden Group Corporation (Shenzhen) Limited (“Golden”) , China Security & Surveillance Technology (HK) Ltd. (“CSST HK”), Chain Star Investments Limited (“Chain Star”), Link Billion Investment Limited (“Link Billion”), Allied Rich Limited (“Allied Rich”) and Ocean Pacific Technology Limited (“Ocean Pacific”).  CSST HK in turn owns Shanghai Cheng Feng Digital Technology Co., Ltd. (“Cheng Feng”), Chain Star owns Shenzhen Hongtianzhi Electronics Co., Ltd. (“Hongtianzhi”), Link Billion owns Wuhan HiEasy Electronic Technology Development Co., Ltd. (“HiEasy”), Allied Rich owns Changzhou Minking Electronics Co., Ltd. (“Minking”) and Ocean Pacific owns Hangzhou Tsingvision Intelligence System Co., Ltd. (“Tsingvision”).  Our primary business operations are conducted through our indirect subsidiaries Golden, Cheng Feng, Hongtianzhi, HiEasy, Minking and Tsingvision. Golden's business is focused on manufacturing, distributing, installing and maintaining security and surveillance systems in China.  Cheng Feng's business is focused on the manufacturing, marketing and sales of security and surveillance related hardware as well as the development and integration of software.  Hongtianzhi's business is focused on the manufacture and selling of digital cameras.  HiEasy's business is focused on software development. Minking's business is focused on the manufacturing of high speed dome cameras. Tsingvision's business is focused on the business of researching and developing digital audio and video software products. We employ approximately 1,300 people and had revenues of approximately $107 million in 2006.  Our compensation structure reflects our business.  The overall compensation offered is designed to attract and retain executives with the appropriate amount of experience.

We currently have two named executive officers, Goshen Tu, our Chief Executive Officer and President, and Terence Yap, our Chief Financial Officer.

In 2006, consistent with out historic practices, our Board of Directors, on which each of Messrs. Tu and Yap served, determined the compensation to be paid to the Company's executive officers based on the Company's financial and operating performance and prospects, the level of compensation paid to similarly situated executives in comparably sized companies and the contributions made by each of the executive officers to the success of the Company.  On October 25, 2007, we formed our compensation committee to the Board of Directors. The compensation committee will, going forward, be responsible for approving and overseeing executive compensation.

Neither our Board of Directors nor our compensation committee has, as of yet, adopted or established a formal policy or procedure for determining the amount of compensation paid to our executive officers.  Historically, no pre-established, objective performance goals or metrics were used by the Board of Directors, in determining the compensation of our executive officers.  Mr. Tu and Mr. Yap have been involved in the Board's deliberations regarding executive compensation in the past and have provided recommendations with respect to their and the other executive officers' compensation; going forward, such determinations will be made solely by our compensation committee, and neither Mr. Tu or Mr. Yap will take part in any discussions regarding their own respective compensation.

Elements of Compensation

In 2006, we provided our executive officers with a base salary, discretionary bonuses and equity incentives to compensate them for services rendered during the year.

Base Salary.  The annual base salary paid to each of our named executive officers during 2006 was approximately $15,000.  All such amounts were paid in cash.  The amount of the base salary for each individual was set at the sole discretion of the Board of Directors.

Discretionary Bonus.  Historically, we have not paid bonus compensation to our executive officers and no bonus compensation was paid to our executive officers in 2006.  If the compensation committee determines to do so in the future, discretionary bonuses may be awarded on an ad hoc basis to recognize superior performance by executive officers as determined in the sole discretion of the compensation committee.

Equity Incentives.  As of December 31, 2006, we did not have a stock option or other equity incentive plan.

We granted stock on an ad hoc basis in 2006 to encourage performance and retention by providing additional incentives for executives to further our growth, development and financial success by personally benefiting through the ownership of our common shares.  Mr. Yap was the only named executive officer to receive a stock grant in 2006.  The stock grant to Mr. Yap, which is reflected in the Summary Compensation Table, was awarded in connection with a consulting agreement between Mr. Yap and the Company prior to his becoming an executive and director.

On March 1, 2006, prior to Mr. Yap's appointment as our chief financial officer, vice president and director, we issued 100,000 shares of our common stock to Mr. Yap in connection with a consulting agreement between Mr. Yap and the Company dated as of February 8, 2006, as amended on June 27, 2006.  Although Mr. Yap was not granted these shares for services as an officer of the Company, he subsequently became a named executive officer in 2006.  No other named executive officer received any equity compensation during 2006.

On February 7, 2007, our Board of Directors adopted the Company's 2007 Equity Incentive Plan, which was thereafter amended and restated on December 19, 2007, to provide for grants of stock options, stock appreciation rights, performance units, restricted stock, restricted stock units and performance shares.  The exercise price per share for the shares to be issued pursuant to an exercise of a stock option will be no less than the fair market value per share on the grant date, except in the case of an incentive stock option granted to a 10% owner, where the exercise price will be no less than 110% of the fair market value per share on the grant date. No more than an aggregate of 2,500,000 shares (or for awards denominated in cash, the fair market value of 2,500,000 shares on the grant date) may be subject to awards under the 2007 Plan to any individual participant in any one fiscal year of the Company.  No awards may be granted under the 2007 Plan after February 7, 2012, except that any award granted before then may extend beyond that date.

As of December 19, 2007, we have granted an aggregate of 260,000 shares of restricted stock to our named executive officers pursuant to the 2007 Plan.

We have no program, plan or practice of granting equity awards that coincide with the release by the Company of material non-public information.

Retirement Benefits.  Our named executive officers are not presently entitled to company-sponsored retirement benefits.  Our named executive officers do, however, participate in a state pension plan organized by Chinese municipal and provincial governments.  As of the date of this Proxy Statement, we have complied with the regulation and have paid the executives' state pension plan as required by the law.

Perquisites.  We have not provided our named executive officers with any material perquisites and other personal benefits and, therefore, we do not view perquisites as a significant or necessary element of our executive's compensation.

Deferred Compensation.  We do not provide our named executives the opportunity to defer receipt of annual compensation.

SUMMARY COMPENSATION TABLE – 2006

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer and our Chief Financial Officer for services performed for us and our subsidiaries during 2006 in all capacities.  No executive officer, other than Mr. Yap, received compensation of $100,000 or more in 2006.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Total ($)
Guoshen Tu, CEO, President, and Director	2006	15,000	0	15,000
Terence Yap, CFO, Vice President and Director (1)	2006	15,000	350,000 (3)	365,000
Jinxu Wu, Former CFO (2)	2006	15,000	0	15,000

(1)

Mr. Yap has served as our CFO since January, 2007, Vice President since May 2006 and director since March 2006.

(2)

Mr. Wu served as our CFO from January 2005 to November 2006.

(3)

Mr. Yap received 100,000 shares of our common stock wtih a grant date fair market value of  $350,000 (calculated in accordance with FAS 123R) in connection with a consulting agreement between Mr. Yap and the Company, dated as of February 8, 2006, amended on June 27, 2006.

Director Compensation

No cash compensation or other compensation was paid to any member of our Board of Directors for services as a director during the fiscal year ended December 31, 2006. In 2006, we did not have any arrangements pursuant to which any director was compensated for his or her services in such capacity.

On October 25, 2007, the Company entered into separate Independent Director's Contracts with each of Messrs. Li, Mak and Shiver. Under the terms of the Independent Director's Contracts:

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Mr. Li is entitled to $10,000 per year and 5,000 shares of the Company's common stock each year pursuant to the terms and conditions of the Company's 2007 equity incentive plan as compensation for the services to be provided by him as a director, as chairperson of the nominating and governance committee and a member of our Board's three standing committees.

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Mr. Mak is entitled to $10,000 per month and certain number of shares of the Company's common stock with a total value of $120,000 each year pursuant to the terms and conditions of the Company's 2007 equity incentive plan as compensation for services to be provided by him as a director, audit committee financial expert and a member of each of our Board's three standing committees.

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 Mr. Shiver is entitled to $50,000 per year and certain number of shares of the Company's common stock with a total value of $150,000 each year pursuant to the terms and conditions of the Company's 2007 equity incentive plan as compensation for the services to be provided by him as a director, as chairperson of the compensation committee and a member of our Board's three standing committees.

The Board may award special remuneration to any director undertaking any special services on our behalf other than those services ordinarily required of a director.  In 2006, no such special remuneration was paid to any of our directors.

All authorized out-of-pocket expenses incurred by a director on our behalf will be subject to reimbursement upon our receipt of required supporting documentation of such expenses.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year we did not have a standing compensation committee.  The Board was responsible for the functions that would otherwise be handled by the compensation committee.  On October 25, 2007, we established our compensation committee, which consists of Runsen Li, Peter Mak and Robert Shiver, each of whom is “independent” as defined by the applicable rules and regulations of the SEC and NYSE.  Going forward, our compensation committee will assist the Board in reviewing and approving the compensation structure of our directors and executive officers.  Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on December 19, 2007 for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group.  Shares owned as of December 19, 2007 are based upon public filings with the SEC.

Unless otherwise specified, the address of each of the persons set forth below is in care of China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower Shennan Road, Futian District, Shenzhen, 518034, People's Republic of China.

Name and Address	Number of Shares Beneficially Owned	Percent of Class (3)
Guoshen Tu (1)	13,812,500(2)	32.6%
Shufang Yang (1)	928,531	2.2%
Lingfeng Xiong (1)	120,000	*
Yong Zhao (1)	20,000	*
Terence Yap (1)	265,000	*
Jianguo Jiang (1)	260,000	*
Runsen Li (1)	10,000	*
Peter Mak (1)	10,000	*
Robert Shiver (1)	10,000	*
All Current Officers and Directors as a Group (9 in number)	15,436,031	36.4%
Whitehorse Technology Ltd. (4)	11,000,000	25.9%
Li Zhi Qun (4) (5)	13,812,500	32.6%
Jayhawk China Fund (Cayman) Ltd. (4) c/o Jayhawk Capital Management, LLC 8201 Mission Road, Suite 110 Prairie Village, Kansas 66208	1,871,270	4.4%
The Pinnacle Fund, L.P. (4) (6) 4965 Preston Park Blvd., Suite 240 Plano, Texas 75093	1,674,167	3.9%
The Pinnacle China Fund, L.P. (4) (7) 4965 Preston Park Blvd., Suite 240 Plano, Texas 75093	1,674,167	3.9%
Citadel Equity Fund Ltd. (4) (8) 18/F Chater House, 8 Connaught Road, Central, Hong Kong	5,451,977	12.9%

* Less than 1%.

(1) The person is an officer, a director or both.

(2) Includes 11,000,000 shares owned by Whitehorse Technology Limited.  Mr. Tu is the sole owner of Whitehorse and may be deemed the beneficial owner of these shares.  The total also includes the 2,627,500 shares owned by Zhiqun Li, who is Mr. Tu's wife.  Mr. Tu may be deemed the beneficial owner of these shares as well.

(3) A total of 42,391,866 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1).  For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(4)  Information concerning beneficial ownership was obtained from publicly available filings.

(5) Includes 11,000,000 shares owned by Whitehorse Technology Limited of which Li Zhi Qun's husband Guoshen Tu is the sole owner.

(6)  Pinnacle Advisers, L.P. (“Advisers”) is the general partner of The Pinnacle Fund, L.P. (“Pinnacle”),  Pinnacle Fund Management, LLC (“Management”) is the general partner of Advisers.  Mr. Barry Kitt is the sole member of Management.  Mr. Kitt may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Pinnacle. Mr. Kitt expressly disclaims beneficial ownership of all shares of Common Stock beneficially owned by Pinnacle.

(7)  Pinnacle China Advisers, L.P. (“China Advisers”) is the general partner of The Pinnacle China Fund, L.P. (“Pinnacle China”).  Pinnacle China Management, LLC (“China Management”) is the general partner of China Advisers.  Kitt China Management, LLC (“China Manager”) is the manager of China Management.  Mr. Barry Kitt is the manager of China Management.  Mr. Kitt may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Pinnacle China. Mr. Kitt expressly disclaims beneficial ownership of all shares of Common Stock beneficially owned by Pinnacle China.

(8)  Includes 5,451,977 shares of our common stock that may be acquired upon conversion of $110,000,000 in principal amount of the Company's convertible notes.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of the outstanding Common Stock to file with the SEC an initial report of ownership on Form 3 and changes in ownership on Forms 4 and 5.  The reporting persons are also required to furnish us with copies of all forms they file.

Based solely on our review of copies of Forms 3, 4 and 5 furnished to the Company with respect to the fiscal year ended December 31, 2006, we have determined that our directors, officers and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements except as follows: Shufang Yang was late in filing a Form 3 and a Form 4.  Terence Yap was late in filing a Form 3 and a Form 4.  Jianguo Jiang was late in filing a Form 3 and a Form 4.  Lingfeng Xiong was late in filing a Form 4.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS; CORPORATE GOVERNANCE

Transactions with Related Persons

The following includes a summary of transactions since January 1, 2006, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”).  We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

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In November 2006, we acquired the security and surveillance business of Jian Golden An Ke Technology Co. Ltd., or “Jian An Ke,” Shenzhen Golden Guangdian Technology Co. Ltd., or “Shenzhen Guangdian,” Shenyang Golden Digital Technology Co. Ltd., or “Shenyang Golden,” and Jiangxi Golden Digital Technology Co. Ltd. or “Jiangxi Golden,” of which our CEO and director Guoshen Tu owned 80%, 60%, 42% and 90%, respectively. We refer to these companies as the Four-Related Companies. Mr. Tu did not receive any consideration for the acquisition of his interest in the Four-Related Companies. The minority shareholders of these four companies and their designees received an aggregate of 850,000 shares of our common stock. Shenzhen Guangdian is engaged in the business of manufacturing and distributing security and surveillance products. The other three companies are engaged in the business of distributing security and surveillance products.

•

On July 6, 2006, we entered into a stock purchase agreement with the shareholders of Chengfeng pursuant to which we paid the shareholders of Chengfeng consideration of RMB 120 million (approximately $15 million) in exchange for 100% ownership of Chengfeng.  Our Chief Operating Officer Shufang Yang owns 46.26% of Chengfeng.

•

We have leased property to Jiangxi Golden, Jian An Ke and Jiangxi Golden Motuo Che Zhizhao Co. Ltd. of which Guoshen Tu, our CEO and director, is the Chairman and a shareholder.  The aggregated annual rental was $0.50 million, $0.44 million and $0.48 million in 2006, 2005 and 2004, respectively.  The leases expire on December 31, 2007.

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Persons

We are in the process of adopting a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.”  For purposes of our policy only, a “related-person transaction” will be a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $50,000.  Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person will not be covered by this policy.  A related person will be any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Board for consideration and approval or ratification.  The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available.  To identify related-person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our Board will take into account the relevant available facts and circumstances including, but not limited to:

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the risks, costs and benefits to us;

•

the impact on a director's independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•

the terms of the transaction;

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the availability of other sources for comparable services or products; and

•

the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

In the event a director has an interest in the proposed transaction, the director must excuse himself or herself form the deliberations and approval.  Our policy will require that, in determining whether to approve, ratify or reject a related-person transaction, our Board, and if we establish an audit committee, our audit committee, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of our Company and our stockholders, as our board or audit committee, as applicable, determines in the good faith exercise of its discretion. We did not previously have a formal policy concerning transactions with related persons.

Promoters and Certain Control Persons

Unless otherwise disclosed in the Company's SEC filings, we did not have any promoters at any time during the past five fiscal years.

PROPOSAL 1

RATIFICATION OF AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

On December 19, 2007 our Board of Directors amended and restated the 2007 Plan, which was originally adopted on February 7, 2007, subject to the receipt of stockholder approval within one year of its adoption. The following is a summary of the material provisions of the 2007 Plan. The full text of the 2007 Plan is attached as Appendix A.  Capitalized terms in this summary that are not defined have the meaning as provided in the 2007 Plan.

SUMMARY DESCRIPTION OF THE PLAN

Purpose. The purposes of the 2007 Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. The 2007 Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares. The Administrator may only award or grant those Awards that either comply with the applicable requirements of Code Section 409A, or do not result in the deferral of compensation within the meaning of Code Section 409A.

Administration. The Plan will be administered by the Board of Directors or a committee. The plan is currently being administered by the Company's compensation committee. The compensation committee has the authority to determine the specific terms and conditions of all awards granted under the 2007 Plan, including, without limitation, the number of shares subject to each award, the price to be paid for the shares and the applicable vesting criteria. The compensation committee has discretion to make all other determinations necessary or advisable for the administration of the 2007 Plan.

Eligibility. Non-qualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

Shares Subject to the 2007 Plan. Subject to adjustment as described below, (a) the maximum aggregate number of Shares that may be issued under the 2007 Plan is eight million (8,000,000) Shares, (b) not more than an aggregate of 8,000,000 Shares is available for issuance pursuant to grants of Restricted Stock under the 2007 Plan, (c) not more than 2,500,000 Shares (or for Awards denominated in cash, the Fair Market Value of 2,500,000 Shares on the Grant Date), may be made subject to Awards under the 2007 Plan to any individual Participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m), and (d) to the extent consistent with Section 422 of the Code, not more than an aggregate of 8,000,000 Shares may be issued under Incentive Stock Options.

Vesting and Option Periods. The Administrator, in its sole discretion, may impose conditions on vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. All restrictions imposed on Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of vesting conditions imposed by the Administrator. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable.  Unless terminated sooner in accordance with the 2007 Plan, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed in the award agreement.

Transferability. Unless determined otherwise by the Administrator, an Award made under the 2007 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator grants a transferable Award, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

Option Grants. An option is the right to purchase shares of common stock at a future date at a specified price. An option may either be an incentive stock option, as defined in the Code, or a nonqualified stock option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock unless the exercise price is at least 110% of the fair market value of shares of common stock subject to the option (compared to 100% of fair market value for persons holding less than 10%) and such option by its terms is not exercisable after expiration of five (5) years from the date such option is granted. To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the options as of the date of the options) of stock with respect to which incentive stock options first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to incentive stock options granted under the 2007 Plan or any other plan), such options will be treated as nonqualified stock options.

Full payment to the Company in an amount equal to the exercise price of the options being exercised must be made at the time of such exercise by (i) cash; (ii) check, (iii) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note, (iv) other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised, (v) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, consideration received by the Company under a cashless exercise program, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

Restricted Stock Awards. The Administrator may, in its discretion, award restricted shares to participants having a business relationship with the Company and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for such restricted shares. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. All restrictions imposed on Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of vesting conditions imposed by the Administrator. The Administrator may, in its discretion, provide for complete or partial exceptions to an employment restriction as it deems equitable.

During the Period of Restriction, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Restricted Stock Units.  A Restricted Stock Unit is a bookkeeping entry representing an amount equal to the Fair Market Value of one Share. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.  The Administrator may, in its discretion, award Restricted Stock Units to participants having a business relationship with the Company in such number and upon such terms and conditions as determined by the Administrator.  Restricted Stock Units are paid out upon the satisfaction of applicable vesting conditions, as determined by the Administrator.  The Administrator may, at its discretion, reduce or waive any of the vesting criteria that must be met to receive a payout.  The Administrator may, at its discretion, pay Restricted Stock Units in cash, shares or a combination thereof.  Restricted Stock Units that are paid in cash will not reduce the number of shares available for issuance under the 2007 Plan.  On the date set forth in the award agreement, all unearned Restricted Stock Units are forfeited to the Company.

Stock Appreciation Rights.  The Administrator may, in its discretion, award Stock Appreciation Rights, or SARs, to participants having a business relationship with the Company in such number and upon such terms and conditions as determined by the Administrator.  The per share exercise price for the exercise of an SAR will be no less that the Fair Market Value per share on the grant date.  An SAR will expire upon the date determined by the Administrator, at its discretion, and set forth in the award agreement.  Upon exercise of an SAR, the recipient of the SAR is entitled to receive payment in an amount determined by multiplying (i) the difference between the Fair Market Value of a share on the exercise date over the exercise price; times (ii) the number of shares with respect to which the SAR is exercised.  At the discretion of the Administrator, the payment upon exercise of an SAR may be in cash, shares of equivalent value or some combination thereof.

Performance Units and Performance Shares.  The Administrator may, in its discretion, award Performance Units or Performance Shares to participants having a business relationship with the Company in such number and upon such terms and conditions as determined by the Administrator.  Each Performance Unit will have an initial value established by the Administrator, at its discretion, on or before the grant date; each Performance Share will have an initial value equal to the Fair Market Value of a share on the grant date.  The Administrator shall, at its discretion, determine the performance objectives or other vesting provisions which will determine the number or value of the Performance Units or Shares granted.  After the applicable Performance Period has ended, and following the determination that the performance objectives were achieved, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the holder over the Performance Period. At the discretion of the Administrator, the payment upon earned Performance Units or Performance Shares may be in cash, shares of equivalent value or some combination thereof.  On the date set forth in the award agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company and again be available for grant under the 2007 Plan.

Adjustments, Dissolution, Liquidation, Merger or Change in Control. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended under the 2007 Plan, shall adjust the number and class of Shares that may be delivered under the 2007 Plan and/or the number, class, and price of Shares covered by each outstanding Award.

In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

In the event of a merger or Change in Control, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

An Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Termination of or Amendments to the 2007 Plan. The authority to grant new awards under the 2007 Plan will terminate on the earlier of the close of business on February 7, 2012, or the date on which all shares available for issuance are granted under the 2007 Plan, unless the 2007 Plan is terminated prior to that time by the Board of Directors. No amendment, alteration, suspension or termination of the 2007 Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the 2007 Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted prior to the date of such termination.  The Board may at any time amend, alter, suspend or terminate the 2007 Plan, provided that the Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

U.S. Federal Income Tax Consequences. The following discussion is a short summary of the federal income tax consequences relating to awards under the 2007 Plan. The discussion is designed to provide a general understanding of our company's interpretation of the federal income tax consequences and does not address any state or local tax consequences. The discussion is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes. The summary does not purport to address all tax considerations that may be relevant. Awards under the 2007 Plan are not intended to result in the deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, and this summary is based on the assumption that Section 409A does not apply. Each participant is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an award, the vesting or exercise of an award, and the disposition of common stock that may be issued pursuant to an award.

Incentive Stock Options. Generally, a participant will not recognize income upon a grant or exercise of an Incentive Stock Option. At exercise, however, the excess of the fair market value of the shares acquired upon such exercise over the option price is an item of adjustment in computing the participant's alternative minimum taxable income. If the participant holds the stock received upon exercise of an Incentive Stock Option for at least two years from the grant date and one year from the date of exercise, any gain realized on a disposition of the stock is treated as long-term capital gain. If the participant sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of such stock on the exercise date over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the exercise date will be short-term capital gain.

Our Company is not entitled to a tax deduction as the result of the grant or exercise of an incentive stock option. If the participant has ordinary income as compensation as a result of a disqualifying disposition, our company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code.

Nonqualified Stock Options. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of a Nonqualified Stock Option. On exercise, a participant will recognize as ordinary income the difference between the exercise price and the fair market value of the shares on the exercise date, unless the shares are subject to any restrictions on the participant's ownership or disposition thereof. At the time the participant recognizes income, our company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of the shares acquired by exercise of the Option, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Stock Appreciation Rights. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of a Stock Appreciation Right. When a participant exercises a Stock Appreciation Right, the amount of cash and the fair market value of the shares received will be ordinary income to the participant and will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired by exercise of a Stock Appreciation Right, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Restricted Stock. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of Restricted Stock. A participant may make an election under Section 83(b) of the Internal Revenue the Code to be taxed on the difference between the purchase price of the award and the fair market value of the award on the grant date.

Otherwise, upon the lapse of restrictions on Restricted Stock, the participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the delivery date or release less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through Restricted Stock awards, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Restricted Stock Units. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of Restricted Stock Units. Upon the delivery to the participant of common shares or cash in respect of Restricted Stock Units, the participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through a Restricted Stock Unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Performance Units and Performance Share Awards. Generally, a participant will not recognize income, and our company is not entitled to a deduction, upon a grant of a Performance Unit or a Performance Share award. Generally, at the time a Performance Unit or Performance Share award is settled, following the determination that the performance targets have been achieved, the fair market value of the stock delivered on that date, plus any cash that is received, constitutes ordinary income to the participant, and, provided the requirements of Section 162(m) of the Internal Revenue Code are met, our company is entitled to a deduction for that amount. Upon disposition of any shares acquired through a Performance Unit or Performance Share Award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a Nonqualified Stock Option or Stock Appreciation Right, upon the earlier of the filing of a Section 83(b) election or upon the release of restrictions on Restricted Stock, and at the time that Restricted Stock Units, Performance Shares or Performance Units are settled by delivering stock or cash to a participant.

The Board of Directors recommends a vote FOR ratification of the Company's Amended and Restated 2007 Equity Incentive Plan.

PROPOSAL 2

APPROVAL OF AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK TO 290,000,000 SHARES

On December 19, 2007 our Board of Directors approved an amendment to amend and restate the fourth article of our certificate of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 290,000,000.  The proposed amendment is attached hereto as Appendix B. There were 42,391,866 shares of common stock outstanding as of the Record Date.

This amendment of our articles of incorporation will increase of the number of authorized shares of common stock to 290,000,000 in order to provide the Company with greater flexibility with respect to its capital structure for such purposes as additional equity financing and stock based acquisitions that may occur in the future. Following the effective date of this amendment, the Board of Directors could issue common stock such that there would be a total of 290,000,000 shares outstanding without having to get any stockholder approval.

Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which these shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of common stock by existing stockholders.

It is not the present intention of the board of directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by applicable law or NYSE regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the board of directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of common stock when additional shares are issued.

The Board of Directors recommends a vote FOR approval of an amendment to the Company's certificate of incorporation to increase the number of authorized shares of the Company's common stock to 290,000,000.

PROPOSAL 3

APPROVAL OF AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES OF PREFERRED STOCK

On December 19, 2007 our Board of Directors approved an amendment to amend and restate the fourth article of our Certificate of Incorporation to authorize 10,000,000 shares of “blank check” preferred stock and to submit this amendment for shareholder approval. This type of preferred stock allows the Board of Directors to divide the preferred shares into series, to designate each series, to fix and determine separately for each series any one or more relative rights and preferences and to issue shares of any series without further stockholder approval. The purpose for establishing the class of preferred shares is to give the Company the flexibility to take advantage of various business opportunities, including financings, raising additional capital, stockholders' rights plans and other corporate purposes.

The preferred stock will enable the Company, at the option of the Board of Directors, to issue series of preferred shares in a manner calculated to take advantage of financing techniques that may provide a lower effective cost of capital to the Company. The availability of “blank check” preferred shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of a special stockholders' meeting.

At this current time, we do not have any plans, proposals or arrangements to issue any of the newly available shares of preferred stock and the authorization of the preferred shares is not in response to any takeover attempt or any other expression of interest indicated by a third party.

The Board of Directors will be authorized, without stockholder approval, to issue preferred shares on the terms that the Board of Directors determines in its discretion. For example, the Board of Directors will be able to determine the voting rights, dividend or distribution rate, dates for payment of dividends or distributions, whether dividends are cumulative, that is, whether dividends must first be paid on outstanding preferred shares that are issued before common share dividends are paid, liquidation prices, redemption rights and prices, any sinking fund requirements, any conversion rights and any restrictions on the issuance of any series of preferred shares.

One of the effects of undesignated preferred stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of the Company's management. The issuance of shares of preferred stock pursuant to the Board of Director's authority described above may adversely affect the rights of holders of common stock. For example, preferred stock issued by the Company may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock at a premium or may otherwise adversely affect the market price of the common stock. Like the common shares, the preferred share will have a par value of $0.0001 per share.

The proposed amendment is attached hereto as Appendix B.

The Board of Directors recommends a vote FOR approval of an amendment to the Company's certificate of incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock.

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the Meeting other than those described above. However, if any other matters should come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board of Directors.  Stockholders who wish to communicate with the Board may write to it at the Company's address given above.  These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board.  The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the ratification of our Amended and Restated 2007 Equity Incentive Plan, the approval of an amendment to our Certificate of Incorporation to increase the authorized common stock from 100,000,000 shares to 290,000,000 shares  and the approval of an amendment to our Certificate of Incorporation to authorize the issuance of 10,000,000 shares of preferred stock.  Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

December 31, 2007	By Order of the Board of Directors

/s/ Lingfeng Xiong

Secretary

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 1, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated December 31, 2007, and hereby constitutes and appoints Mr. Guoshen Tu, the Company's Chairman and Chief Executive Officer, and Mr. Terence Yap, the Company's Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company's Common Stock which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on February 1, 2008, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.      Approve the ratification the Company's Amended and Restated 2007 Equity Incentive Plan.

FOR		AGAINST		ABSTAIN	

2.      Approve the amendment to the Company's certificate of incorporation to increase the number of authorized shares of the Company's common stock to 290,000,000.

FOR		AGAINST		ABSTAIN	

3.      Approve the amendment to the Company's certificate of incorporation to authorize the Company to issue up to 10,000,000 shares of preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

FOR		AGAINST		ABSTAIN	

4.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR RATIFICATION OF THE AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 290,000,000 AND FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO APPROVE THE ISSUANCE OF UP TO 10,000,000 SHARES OF PREFERRED STOCK. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED DECEMBER 31, 2007 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated December 31, 2007, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ____________________________
Name (if joint)
_________________________________
Date ________, 2008

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

APPENDIX A

AMENDED AND RESTATED

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

2007 EQUITY INCENTIVE PLAN

1.      Purposes of the Plan. The purposes of this Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares. The Administrator may only award or grant those Awards that either comply with the applicable requirements of Code Section 409A, or do not result in the deferral of compensation within the meaning of Code Section 409A.

2.      Definitions. As used herein, the following definitions will apply:

"Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

"Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

"Award" means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

"Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

"Board" means the Board of Directors of the Company.

"Change in Control" means the occurrence of any of the following events:

(i)      Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii)     The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

(iii)    A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)    The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

"Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

"Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

"Common Stock" means the common stock of the Company.

"Company" means China Security & Surveillance Technology, Inc., a Delaware corporation, or any successor thereto.

"Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

"Director" means a member of the Board.

"Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than ISOs, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

"Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

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(iii)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

"Fiscal Year" means the fiscal year of the Company.

"Grant Date" means, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

"ISO" means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

"NSO" means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means a stock option granted pursuant to the Plan.

"Optioned Stock" means the Common Stock subject to an Award.

"Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

"Participant" means the holder of an outstanding Award.

"Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

"Performance Unit" means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

"Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

"Plan" means this 2007 Equity Incentive Plan.

"Restricted Stock" means Shares issued pursuant to a Restricted Stock award under Section 7.

"Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

"Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

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"Section 16(b)" means Section 16(b) of the Exchange Act. "Service Provider" means an Employee, Director or Consultant. "Share" means a share of the Common Stock, as adjusted in accordance with Section 13.

"Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

"Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

"Ten Percent Owner" means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.      Stock Subject to the Plan.

(a)     Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan under the Plan is eight million (8,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)     Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or used to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(c)     Limitations

(i)      Subject to the provisions of Section 13, not more than an aggregate of 8,000,000 Shares shall be available for issuance pursuant to grants of Restricted Stock under the Plan.

(ii)     Subject to the provisions of Section 13, not more than 2,500,000 Shares (or for Awards denominated in cash, the Fair Market Value of 2,500,000 Shares on the Grant Date), may be made subject to Awards under the Plan to any individual Participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m).

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(iii)    Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of 8,000,000 Shares may be issued under ISOs.

(d)     Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.      Administration of the Plan.

(a)     Procedure. The Plan shall be administered by the Board or a committee or committees (including subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code; (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act; and (c) "independent directors" as contemplated by the listing requirements for any stock exchange on which Shares are listed. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Plan Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with Applicable Laws, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of eligible employees within the limits prescribed by the Board.

(b)     Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)     to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Awards may be granted hereunder;

(iii)   to determine the number of Shares to be covered by each Award granted hereunder;

(iv)   to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)   to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

(vii)   to prescribe, amend and rescind rules and regulations relating to the Plan;

(viii)  to modify or amend each Award (subject to Section 17(c)), including the discretionary authority to extend the post-termination exercisability period of Awards, to the extent that such period can be extended without causing an award to become subject to Code Section 409A;

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(ix)    to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

(x)     to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xi)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)     Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.      Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units and Performance Shares may be granted to Service Providers. ISOs may be granted only to Employees.

6.      Stock Options.

(a)     Grants. Subject to the terms and provisions of the Plan, Options may be granted to Service Providers at any time as determined by the Administrator in its sole discretion. For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company. The Administrator may grant ISOs, NSOs or any combination of the two.

(b)    Limitations. Each Option will be designated in the Award Agreement as either an ISO or an NSO. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will be treated as NSOs. For purposes of this Section 6(a), ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(c)     Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date, except that in the case of an ISO granted to a Ten Percent Owner, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

(d)     Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either five (5) years after the Grant Date, or after a shorter term as may be fixed by the Board.

(e)     Exercise Date. Each Award Agreement shall specify how and when shares covered by a Stock Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or "vested" and, subject to the termination provisions of this section, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

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(f)     Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with an applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

(g)     Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an ISO, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)     cash;

(ii)    check;

(iii)    to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(iv)   other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(v)     to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, consideration received by the Company under a cashless exercise program;

(vi)    any combination of the foregoing methods of payment; or

(vii)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(h)     Termination of Options. An Option may terminate prior to the end of the term specified in an Award Agreement as follows:

(i)     Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will be forfeited and revert to the Plan.

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(ii)     Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will be forfeited and revert to the Plan.

(iii)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will be forfeited and revert to the Plan.

7.      Restricted Stock.

(a)     Grant. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)     Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)     Transferability. Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)     Period of Restriction. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. All restrictions imposed on Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of vesting conditions imposed by the Administrator. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment restriction as it deems equitable.

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(e)     Removal of Restrictions. Except as otherwise provided in this Section, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)     Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)     Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)     Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.      Restricted Stock Units.

(a)     Grant. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)     Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator will determine the other terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 8(d), may be left to the discretion of the Administrator.

(c)     Earning Restricted Stock Units. Upon satisfaction of the applicable vesting conditions, the Participant shall be entitled to receive a payout at such time as the Administrator determines. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)     Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

(e)     Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

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9.      Stock Appreciation Rights.

(a)     Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)     Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c)    Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the other terms and conditions of SARs granted under the Plan.

(d)    Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)    Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

(f)     Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)   The number of Shares with respect to which the SAR is exercised.

(g)    Form of Payment. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.      Performance Units and Performance Shares.

(a)     Grant of Performance Units and Performance Shares. Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)    Value of Performance Units and Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

(c)     Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the "Performance Period." Each Award of Performance Units or Performance Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

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(d)     Earning of Performance Units and Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.

(e)     Form and Timing of Payment of Performance Units or Shares. Payment of earned Performance Units or Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)     Cancellation of Performance Units and Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.     Leaves of Absence/Transfer Between Locations.

Unless the Administrator provides otherwise or as required by Applicable Law, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as an NSO.

12.     Transferability of Awards.

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.     Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)     Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the numerical Share limit in Section 3.

(b)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

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(c)     Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of an SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.     Tax Withholding.

(a)     Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

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(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.    No Effect on Employment or Service.

Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.    Term of Plan.

The Plan will terminate five years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 17.

17.    Amendment and Termination of the Plan.

(a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18.     Conditions Upon Issuance of Shares.

(a)     Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)     Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

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19.     Inability to Obtain Authority.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

20.    Repricing Prohibited; Exchange And Buyout Of Awards. The repricing of Options or SARs is prohibited without prior stockholder approval. The Administrator may authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Participant shall agree.

21.    Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

22.     Effective Date. The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption. Upon approval of the Plan by the shareholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year before or after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

Adopted by the Board of Directors on December 19, 2007.

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APPENDIX B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

(Pursuant to Section 242 of the Delaware General Corporation Law)

China Security & Surveillance Technology, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The name of the corporation is China Security & Surveillance Technology, Inc. (the "Corporation").

SECOND: The Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on September 19, 2006.

THIRD: The Certificate if Incorporation of the Corporation is hereby amended by deleting Article FOURTH in its entirety and substituting the following in lieu thereof:

"FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is Three Hundred Million (300,000,000) shares, consisting of Two Hundred Ninety Million (290,000,000) shares of common stock, par value $.0001 per share ('Common Stock') and Ten Million (10,000,000) shares of preferred stock, par value $.0001 per share ('Preferred Stock').

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or by the terms of any series of Preferred Stock. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Amendment, the Certificate of Incorporation of the Corporation, the By-Laws of the Corporation or any agreement in existence from time-to-time among the stockholders of the Corporation and the Corporation, no vote of the holders of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of Preferred Stock authorized by and complying with the conditions of this Article FOURTH, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

FIFTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the written consent of all of the members of the Board of Directors of the Corporation and the affirmative vote of the holders of a majority of the Corporation's issued and outstanding capital stock entitled to vote thereon pursuant to Sections 141(f) and 228, respectively, of the General Corporation Law of the State of Delaware at a special meeting of the stockholders of the Corporation held on February 1, 2008.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed this _____ day of _______________, 2008.

/s/Guoshen Tu
Guoshen Tu

Chairman and Chief Executive Officer

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